UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                 August 17, 2007
                        ---------------------------------
                        (Date of earliest event reported)


                              SPECTRUM BRANDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wisconsin                     001-13615                  22-2423556
-----------------------------    ---------------------       -------------------
(State or other Jurisdiction     (Commission File No.)          (IRS Employer
       of Incorporation)                                     Identification No.)


            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On August 20, 2007, the Company announced that Mr. Jones voluntarily resigned from his position as the Company's non-executive Chairman of the Board and as a director, effective August 17, 2007.

     On August 20, 2007, the Company announced that, effective upon Mr. Jones' resignation as non-executive Chairman of the Board, John D. Bowlin, a current director of the Company, was appointed as non-executive Chairman of the Board. In connection with Mr. Bowlin's appointment, the Company will increase Mr. Bowlin's annual retainer to $130,000 and provide for an annual grant of restricted stock of the Company equal to the lesser of (i) 10,000 shares and
(ii) the number of shares with an aggregate fair market value equal to $85,000.

     Mr. Bowlin, age 56, has served as one of the Company's directors since May 2004. Mr. Bowlin served as President and Chief Executive Officer of Miller Brewing Company, a subsidiary of SABMiller plc, from 2002 to 2003. From 1985 to 2002, Mr. Bowlin served in a variety of senior executive positions at Philip Morris Companies, Inc., including Chief Executive Officer of Miller Brewing Company from 1999 to 2002; President and Chief Executive Officer of Kraft Foods International from 1996 to 1999; President and Chief Operating Officer of Kraft Foods North America from 1994 to 1996; President and Chief Operating Officer of Miller Brewing Company from 1993 to 1994; and President of Oscar Mayer Food Corporation from 1991 to 1993. From 1974 to 1991, he held positions of increasing responsibility at General Foods Corporation. Mr. Bowlin is a member of both the Company's Audit Committee and Nominating and Corporate Governance Committee. None of the above-named companies is a parent, subsidiary or other affiliate of the Company.

     A copy of the press release announcing Mr. Jones' resignation and Mr. Bowlin's appointment is attached hereto as Exhibit 99.1.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     99.1 Press Release dated August 20, 2007 issued by Spectrum Brands, Inc. to announce Mr. Jones' resignation and Mr. Bowlin's appointment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 20, 2007                        SPECTRUM BRANDS, INC.


                                             By:    /s/ Anthony L. Genito
                                                    ----------------------------
                                             Name:  Anthony L. Genito
                                             Title: Senior Vice President, Chief
                                                    Financial Officer and Chief
                                                    Accounting Officer

                                  EXHIBIT INDEX


Exhibit   Description
-------   -----------
99.1 Press Release dated August 20, 2007 issued by Spectrum Brands, Inc. to announce Mr. Jones' resignation and Mr. Bowlin's appointment.